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                                                                  EXHIBIT 10.21
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                                                                       EXHIBIT A

                                 ELIGIBLE PLANS



The Eligible Participants that participate in the Eligible Plans listed below are highly compensated or management employees and considered to be "Top Hat". These participants have the power to negotiate and the ability to influence design and operation of their individual Plans.



Management Incentive Plan (MIP)

Performance Unit Plan (PUP)


The following plans will be eligible on January 1, 2000:

Crestar Asset Management Company Compensation Incentive Plan (CAP 13)

Senior Manager - Crestar Asset Management Company Incentive Compensation Plan (CAP 01)

Crestar Mortgage Corporation Secondary Marketing Manager (CMC19) Incentive Plan

Mortgage Corporation Production Group Operations Manager (CMC14) Incentive Plan

Mortgage Corporation Senior Management (CMC01) Incentive Plan

SunTrust Equitable Securities Regional Institutional Sales Incentive Plan

SunTrust Equitable Securities Debt Division Bonus Plan

SunTrust Equitable Securities Debt Capital Markets Division Manager Bonus Plan

Crestar Bank Commercial Incentive Plan (COM01) Participants Guide

Crestar Bank Retail Management Incentive Plan (RTL03)

Corporate and Investment Banking Division Team Bonus Plan 2000
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The following Plans will be eligible effective January 1, 2001:

Trust and Investment Services Trust Business Development Sales Incentive Plan

Trust and Investment Services Life Specialist Incentive Plan

Corporate and Investment Banking Division Team Bonus Plan 2000